SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event Reported):

                             April 28, 1997

                                 AUTOLIV, INC.
          (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
                    (State or Other Jurisdiction of Incorporation)

                001-12933                      (51-037854)
          (Commission File Number)   (IRS Employer Identification No.)

                3350 Airport Road          World Trade Center
                Ogden, Utah 84405        Klarabergsviadukten 70
                                           S-107 24 Stockholm
                                              Sweden
                    (Address of principal executive offices)

                  (801) 629-9800                 46 (8) 402 0600
              Registrant's Telephone Number, Including Area Code


         (Former Name or Former Address, if Changed Since Last Report)


     Item 2.        Acquisition or Disposition of Assets.
     and Item 5.    Other Events.

          On April 28, 1997, Autoliv, Inc. (the "Company") issued a press release, which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

          99.1. Press release, dated April 28, 1997, issued by the Company.



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:     April 28, 1997           AUTOLIV, INC.

                                        By: /s/ Jorgen Svensson
                                            Jorgen Svensson
                                            Secretary



                               EXHIBIT INDEX

     Exhibit
     Number    Description

     99.1. Press release, dated April 28, 1997, issued by the Company.